EXHIBIT 10(M)

               FOURTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT
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   This Fourth  Amendment  to First  Restated  Credit  Agreement  (this  "Fourth
Amendment") is entered into on February 19, 1999, to be effective in accordance with Section 5 hereof, by and among DENBURY MANAGEMENT, INC., a Texas corporation ("Borrower"), DENBURY RESOURCES, INC., a corporation incorporated under the Canadian Business Corporations Act ("Parent"), NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Agent ("Administrative Agent"), and the financial institutions parties hereto as Banks ("Executing Banks").

                              W I T N E S S E T H:

   WHEREAS, Borrower, Parent, Administrative Agent and Executing Banks are parties to that certain First Restated Credit Agreement dated as of December 29, 1997, as amended by (a) that certain First Amendment to First Restated Credit Agreement dated as of January 27, 1998, (b) that certain Second Amendment to First Restated Credit Agreement dated as of February 25, 1998, and (c) that certain Third Amendment to First Restated Credit Agreement dated as of August 10, 1998 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

   WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrower; and

   WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, and (b) establish a Borrowing Base of $110,000,000 to be effective February 19, 1999, and continuing until the first Redetermination thereafter; and

   WHEREAS, subject to the terms and conditions herein contained, Executing Banks have agreed to Borrower's request.

   NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Parent, Administrative Agent and each Executing Bank hereby agree as follows:

   Section 4. Amendments. The Credit Agreement is hereby amended effective as of December 31, 1998 in the manner provided in this Section 1.

   4.1 Additional Definitions. Section 1.1 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Fourth Amendment," "Proposed Equity Contribution,"

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"Proxy Statement/Prospectus,"  "Qualified Purpose," "Security Documents," "Stock
Purchase Agreement" and "Stock Purchase Documents" which shall read in full as follows:

         "Fourth  Amendment"  means  that  certain  Fourth  Amendment  to  First
   Restated   Credit   Agreement   dated  February  19,  1999  among   Borrower,
   Administrative Agent and Banks.

         "Proposed Equity Contribution" means the proposed purchase by Texas Pacific Group from Parent of shares of common stock of Parent substantially on the terms set forth in the Proxy Statement/Prospectus and the Stock Purchase Documents resulting in (a) gross cash proceeds to Parent of not less than $100,000,000 and (b) net cash proceeds to Parent of not less than $98,000,000.

         "Proxy Statement/Prospectus" means the Registration Statement, Proxy Statement and Prospectus which were filed by Parent in preliminary form and subject to completion with the Securities and Exchange Commission on January 19, 1999 under Registration No. 333-69577.

         "Qualified Purpose" means (i) the purchase by Borrower of Proved Mineral Interests, or (ii) capital expenditures made by Borrower to maintain, enhance or develop Proved Mineral Interests owned by Borrower; provided, that, the portion of the aggregate amount of all Borrowings made during any period during which Section 9.15 is in effect hereunder which is utilized to purchase Proved Mineral Interests which is in excess of the "qualified amount" will not be deemed to be utilized for a "Qualified Purpose." As used herein, "qualified amount" means, with respect to Proved Mineral Interests acquired with the proceeds of Borrowings made during any period during which
   Section 9.15 is in effect hereunder, an amount equal to two hundred percent (200%) of the Recognized Value of that portion of such Proved Mineral Interests which constitute Proved Producing Mineral Interests.

         "Security Documents" has the meaning set forth in Section 5.2.

         "Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated as of December 16, 1998, by and between Parent and TPG Partners II, L.P., and all amendments thereto (to the extent permitted hereunder).

         "Stock Purchase Documents" means the Stock Purchase Agreement and each other document, instrument and agreement now or hereafter executed and delivered by or among Borrower, Parent, Texas Pacific Group and TPG Partners II, L.P. pursuant to the Stock Purchase Agreement.


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   4.2  Amendment  to  Definitions.  The  definitions  of  "Applicable  Margin,"
"Commitment   Fee   Percentage,"   "Letter  of  Credit   Fee,"  "Loan   Papers,"
"Non-Conforming Margin," Recognized Value" and "Required Consolidated Tangible Net Worth" set forth in Section 1.1 of the Credit Agreement are amended to read in full as follows:

         "Applicable Margin" means, on any date, with respect to each Eurodollar Loan, an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:


Ratio of Outstanding                                Applicable Margin for
Credit to Conforming Borrowing                        Eurodollar Loans
Base
------------------------------                      ---------------------
<= .50 to 1                                                1.000%
> .50 to 1 and <= .75 to 1                                 1.250%
> .75 to 1 and <= .90 to 1                                 1.500%
> .90 to 1 and <= 1.0 to 1                                 1.750%
> 1.0 to 1                                          Non Conforming Margin

         "Commitment Fee Percentage" means, on any date, an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:


Ratio of Outstanding
Credit to Conforming Borrowing                    Commitment Fee Percentage
Base
------------------------------                    -------------------------
<= .50 to 1                                                 .350%
> .50 to 1 and <= .75 to 1                                  .375%
> .75 to 1 and <= .90 to 1                                  .500%
> .90 to 1 and <= 1.0 to 1                                  .500%
> 1.0 to 1                                                  .500%

         "Letter of Credit Fee" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

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Ratio of Outstanding                                 Per Annum Letter of
Credit to Conforming Borrowing                           Credit Fee
Base
------------------------------                       -------------------
<= .50 to 1                                                1.000%
> .50 to 1 and <= .75 to 1                                 1.250%
> .75 to 1 and <= .90 to 1                                 1.500%
> .90 to 1 and <= 1.0 to 1                                 1.750%
> 1.0 to 1                                          Non Conforming Margin

         "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Facility Guarantees, the Parent Pledge Agreement, the Existing Mortgages (as amended by the Amendment to Mortgages), each Security Document now or at any time hereafter delivered pursuant to Section 5.2, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         "Non-Conforming Margin" means 2.125%.

         "Recognized Value" means, with respect to Mineral Interests, the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from such Mineral Interests as determined by NationsBank, N.A. for purposes of determining the portion of the Borrowing Base which it attributes to such Mineral Interests in accordance with Article IV hereof.

         "Required Consolidated Tangible Net Worth" means, (a) as of June 30, 1999, the sum of (i) Parent's Consolidated Tangible Net Worth as of December 31, 1998 plus (ii) an amount equal to sixty percent (60%) of the Net Cash Proceeds received by Parent from any issuance by Parent of its equity securities after January 1, 1999 and on or prior to June 30, 1999 (including pursuant to the Proposed Equity Contribution) (the sum of (i) and (ii) preceding is referred to herein as the "June 30, 1999 Required Net Worth"), and (b) from and after (but excluding), June 30, 1999, "Required Consolidated Tangible Net Worth" shall increase (but not decrease) above the Required Consolidated Tangible Net Worth previously in effect pursuant to this definition (i) on each Quarterly Date by an amount equal to fifty percent (50%) of Parent's Consolidated Net Income for the Fiscal Quarter then ended, and (ii) on the date of issuance by Parent of its equity securities by amount equal to fifty percent (50%) of the net proceeds received by Parent from the issuance of such securities. Notwithstanding anything to the contrary contained herein, in no event will Required

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   Consolidated Tangible Net Worth be less than $25,000,000.

   4.3 Amendment to Mandatory Prepayment Provision. Section 2.6 of the Credit Agreement is amended to add the following sentence thereto:

         "Simultaneously with the consummation of the Proposed Equity Contribution, Borrower shall make a mandatory prepayment of the Revolving Loan in the amount of the Net Cash Proceeds resulting from such Proposed Equity Offering."

   4.4 Amendment to Security Provisions. Article V of the Credit Agreement is amended to read in full as follows:

                                    ARTICLE V
                            COLLATERAL AND GUARANTEES

         SECTION 5.1. Required Security. The Obligations shall be secured by (a) first priority perfected Liens on one hundred percent (100%) of the issued and outstanding capital stock of every class of Borrower, and (b) first priority perfected Liens on such Proved Mineral Interests owned by Borrower as Administrative Agent shall require but which shall, in all events, include Proved Mineral Interests with a Recognized Value representing not less than eighty five percent (85%) of the Recognized Value of all Proved Mineral Interests evaluated by Banks for purposes of determining the Borrowing Base; provided, that, from and after the occurrence of a Borrowing Base Deficiency, a Default or an Event of Default, the Obligations shall be secured by first priority perfected Liens on one hundred percent (100%) of all Mineral Interests owned by Borrower.

         SECTION 5.2. Security Documents. Not later than March 1, 1999 and thereafter simultaneously with any Redetermination or the occurrence of any Default or Event of Default, and at such other times as Administrative Agent or Required Banks shall request, Borrower shall execute and deliver, and cause Parent to execute and deliver, to Administrative Agent such deeds of trust, mortgages, security agreements, assignments, financing statements, pledge agreements, collateral assignments and other documents, instruments and agreements (including, without limitation, any modifications, amendments, supplements, restatements, renewals or extensions of any of the foregoing) as Administrative Agent shall request to fully create, evidence and perfect the liens and security interests required by Section 5.1 (collectively, the "Security Documents").

         SECTION 5.3. Evidence of Existence, Authority, Proper Execution and Delivery and Title; Opinions. At any time Parent or Borrower is required to execute and deliver Security Documents pursuant to Section 5.2, Parent or Borrower, as applicable, shall also deliver to Administrative Agent and its counsel (a) such certificates of Authorized Officers of Parent and Borrower, certificates of

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   Governmental  Authorities,  resolutions  of the Boards of Directors of Parent and Borrower, certified copies of the charter and bylaws of Parent and Borrower and other documents, instruments and agreements as Administrative Agent shall require to evidence (i) the valid corporate existence and authority to transact business of Parent and Borrower, and (ii) the due authorization, execution and delivery of the Security Documents by Parent and Borrower, (b) opinions of counsel (addressed to Administrative Agent) or other evidence of title as Administrative Agent shall require to verify Borrower's title to all Proved Mineral Interests subject to the Liens of such Security Documents and the priority of such Liens, and (c) opinions of counsel addressed to Administrative Agent favorably opining as to the due authorization, execution, delivery and enforceability of such Security
   Documents and such other matters related to Borrower, Parent and such Security Documents as Administrative Agent shall require.

         SECTION 5.4. Guarantees. Payment and performance of the Obligations shall be guaranteed by Parent pursuant to the Facility Guaranty duly executed and delivered by Parent.

   4.5 Amendment to Asset Disposition Covenant. Subclause (b) of Section 9.5 of the Credit Agreement is amended to read in full as follows:

         "(b) the sale, lease, transfer, abandonment, exchange or other disposition of other assets, provided that the aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) of all assets sold, leased, transferred, abandoned, exchanged or disposed of pursuant to this clause (b) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Conforming Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination)."

   4.6 Amendment to Hedge Transaction Covenant. Section 9.11 of the Credit Agreement is amended to delete "seventy five percent (75%)" and to insert in lieu thereof "eighty five percent (85%)."

   4.7 Amendments to Stock Purchase Agreement; Qualified Purpose. Article IX of the Credit Agreement is amended to add thereto the following additional Sections
9.14 and 9.15 which shall read in full as follows:

         "SECTION 9.14. Amendments to Stock Purchase Agreement. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, enter into or permit any modification or amendment of, or waive any provision of the Stock Purchase Agreement or any other Stock Purchase Document or any of their respective rights thereunder if the effect of such amendment, modification or waiver is to (a) extend the "Closing Date" as defined in the Stock Purchase Agreement,

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   (b)  decrease  the "Buyer  Purchase  Price" as defined in the Stock  Purchase
   Agreement, (c) alter the investment from a cash investment in common stock, or (d) in any other manner result in, or be reasonably expected to result in, a Material Adverse Effect.

         SECTION 9.15. Qualified Purpose. Borrower will not request or receive any Borrowing hereunder if, after giving effect thereto and the use of the proceeds thereof, that portion of the principal balance of the Revolving Loan which is outstanding at such time and was utilized for any purpose other than a Qualified Purpose exceeds twenty five percent (25%) of the Borrowing Base in effect at such time. Borrower agrees that each Request for Borrowing will include in addition to the information described in Section 2.2 hereof, a certification from an Authorized Officer of Borrower as to the purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in Section 3.2 hereof, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to that portion of the outstanding principal balance of the Revolving Loan utilized for purposes other than Qualified Purposes. Notwithstanding the foregoing, the Credit Parties shall not be required to comply with this Section 9.15 at any time (a) on or prior to the date Texas Pacific Group makes the Proposed Equity Contribution (and Parent, in turn, contributes the proceeds of such Proposed Equity Contribution to the common equity capital of Borrower), and (b) that the Borrowing Base is equal to the Conforming Borrowing Base. Any principal outstanding under the Revolving Loan immediately after giving effect to receipt and application of the proceeds of the Proposed Equity Contribution (as required pursuant to Section 2.6) shall be deemed to be utilized for a Qualified Purpose.

   4.8 Minimum Consolidated Tangible Net Worth. Section 10.2 of the Credit Agreement is amended to read in full as follows:

         "SECTION 10.2. Minimum Consolidated Tangible Net Worth. The Credit Parties will not permit Parent's Consolidated Tangible Net Worth to be less than the Required Consolidated Tangible Net Worth on any Quarterly Date on or after June 30, 1999."

   4.9 Consolidated EBITDA to Consolidated Net Interest Expense. Section 10.3 of the Credit Agreement is amended to read in full as follows:

         "SECTION 10.3. Consolidated EBITDA to Consolidated Net Interest Expense. The Credit Parties will not permit Parent's Ratio of Consolidated EBITDA to Consolidated Net Interest Expense to be less than (i) 2.0 to 1.0 for (a) the Fiscal Quarter ending on September 30, 1999, (b) the period of two (2) consecutive Fiscal Quarters ending on December 31, 1999, (c) the period of three (3) consecutive Fiscal Quarters ending on March 31, 2000, and
   (d) the periods of four (4) consecutive Fiscal Quarters ending on each of June 30, 2000 and September 30, 2000; (ii) 2.25 to 1.0

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   for the periods of four (4)  consecutive  Fiscal  Quarters  ending on each of
   December 31, 2000 and March 31, 2001; and (iii) 2.5 to 1.0 for any period of four (4) consecutive Fiscal Quarters ending on or after June 30, 2001."

   4.10 Amendment to Events of Default. Section 11.1 of the Credit Agreement is amended (a) to delete the word "or" at the end of clause (k) thereof, and (b) to insert new clauses (m) and (n) which shall read in full as follows:

         "(m) Texas Pacific Group shall fail, for any reason, to make the Proposed Equity Contribution on or before the earlier of (i) the forty fifth
   (45th) day following the date on which the Proxy Statement/Prospectus is declared effective by the Securities and Exchange Commission, or (ii) June 16, 1999; or

         "(n) the Stock Purchase Agreement shall, for any reason, terminate or otherwise cease to be in full force or effect, or Texas Pacific Group shall deliver any notice of termination or intent to terminate or any other notice stating its intent to not complete the Proposed Equity Contribution on or before the Closing Date therein specified;"

   Section 5. Certain Agreements Regarding the Borrowing Base and the Conforming Borrowing Base. Borrower, Parent, Administrative Agent and each Bank agree that the Borrowing Base and the Conforming Borrowing Base in effect for the period from and after February 19, 1999 until the next Redetermination thereafter shall be $110,000,000 and $60,000,000, respectively. Borrower acknowledges that Required Banks have approved such Borrowing Base and Conforming Borrowing Base based on the expectation that on or before June 16, 1999 Texas Pacific Group will make the Proposed Equity Contribution. Borrower, Administrative Agent and Banks agree that the Redetermination provided for in this Section 2 shall not be construed to be a Special Redetermination for purposes of Section 4.4 of the Credit Agreement.

   Section 6. Extension and Waiver of April 1, 1999 Scheduled Redetermination. Borrower, each Bank and Administrative Agent hereby agree to postpone, until June 16, 1999, the Scheduled Redetermination of the Borrowing Base and the Conforming Borrowing Base scheduled to occur on or promptly following April 1, 1999 (the "April 1, 1999 Redetermination"). Borrower, each Bank and such Administrative Agent further agree to waive the April 1, 1999 Redetermination; provided, that waiver is subject to the condition precedent that Texas Pacific Group makes the Proposed Equity Contribution on or before June 16, 1999 (and Parent, in turn, contributes the proceeds of such Proposed Equity Contribution to the common equity capital of Borrower). In the event Texas Pacific Group does not make the Proposed Equity Contribution on or before June 16, 1999, the foregoing waiver will be of no force or effect and Banks may make such Scheduled Redetermination on or promptly following June 16, 1999 in accordance with the provisions of Article IV of the Credit Agreement, but giving effect to the failure of Texas Pacific Group to make the Proposed Equity Contribution.

   Section 7. Agreements Regarding Consent Letter. Reference is hereby made to that certain letter agreement dated as of November 30, 1998 by and among Administrative Agent,

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Borrower  and  Banks  pursuant  to which  Banks  granted  their  consent  to the consummation by Parent and Borrower of the "Emigration Transaction" (as therein defined) (the "Emigration Consent Letter"). Pursuant to the Emigration Consent
Letter,  Borrower,   Administrative  Agent  and  Banks  agreed  that,  upon  the completion of the Emigration Transaction, Borrower, Administrative Agent and Banks will enter into a Fourth Amendment to Credit Agreement in the form attached as Exhibit A to the Emigration Consent Letter (the Fourth Amendment to Credit Agreement attached to, and to be executed pursuant to, the Emigration Consent Letter is referred to herein as the "Contemplated Amendment"). Borrower, Administrative Agent, and Banks reaffirm their obligations under the Emigration
Consent  Letter   including  the  obligation  to  enter  into  the  Contemplated
Amendment; provided, that Borrower, Administrative Agent and Banks further agree that certain conforming revisions will be made to the Contemplated Amendment when executed to give effect to this Fourth Amendment. Such conforming revisions will (a) include revisions to reflect that the Contemplated Amendment is the fifth amendment to the Credit Agreement (not the Fourth Amendment), and (b) give effect to the amendments to Article V, Article IX, and to Sections 1.1, 2.6, 9.5, 9.7, 9.11, 10.2, 10.3 and 11.1 of the Credit Agreement contained in this Fourth Amendment.

   Section 8. Effectiveness of Amendment. With the exception of Section 3 hereof, this Fourth Amendment shall be effective automatically and without the necessity of any further action by Administrative Agent, Parent, Borrower or any Bank when counterparts hereof have been executed by Administrative Agent, Parent, Borrower and Required Banks; provided, that upon such execution, the amendments contained in Section 1 hereof will be deemed to be effective as of December 31, 1998. Section 3 hereof will be effective automatically and without the necessity of any further action on the part of Administrative Agent, Parent, Borrower or any Bank when counterparts hereof have been executed by Administrative Agent, Parent, Borrower and all Banks.

   Section 9. Closing Deliveries. Simultaneously with their execution and delivery hereof, Parent and Borrower shall deliver to Administrative Agent: (a) such certificates of Authorized Officers of Parent and Borrower, certificates of Governmental Authorities, certified copies of the charter and by-laws of Parent and Borrower, certified copies of resolutions of the Boards of Directors of Parent and Borrower and such other documents, instruments and agreements as Administrative Agent shall require to evidence the valid corporate existence and authority to conduct business of Parent and Borrower and the due authorization, execution and delivery of this Fourth Amendment by Parent and Borrower, and (b) opinions of Jenkens & Gilchrist and Burnet, Duckworth & Palmer, counsel to Parent and Borrower, with respect to the due authorization, execution, delivery and enforceability of this Fourth Amendment and such other matters related thereto as Administrative Agent shall require. The failure of Parent and Borrower to timely comply with this Section 6 shall constitute an Event of Default under and for all purposes of this Fourth Amendment and the other Loan Papers.

   Section 10. Amendment Fee. Upon execution of this Fourth Amendment by Required Banks, Borrower shall pay to Administrative Agent for the ratable benefit of Executing Banks (determined in the manner set forth below) a fee in the aggregate amount of $275,000. Such fee shall be distributed by Administrative Agent to each Executing Bank (provided that such Executing Bank executes and delivers this Fourth Amendment on or before February 19, 1999) ratably based on the

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percentage,  expressed  as a decimal,  determined  by  dividing  the  Commitment
Percentage of such Executing Bank by the aggregate Commitment Percentages of all Executing Banks.

   Section 11.  Representations and Warranties of Borrower.  To induce Banks and
Administrative Agent to enter into this Fourth Amendment, Borrower and Parent hereby represent and warrant to Administrative Agent and Banks as follows:

   11.1 Reaffirmation of Representations and Warranties. Each representation and warranty of Borrower and Parent contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

   11.2 Due Authorization, No Conflicts. The execution, delivery and performance by Borrower and Parent of this Fourth Amendment are within Borrower's and Parent's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower, the Subsidiaries of Borrower or Parent or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower or Parent except Permitted Encumbrances.

   11.3 Validity and Binding Effect. This Fourth Amendment constitutes the valid and binding obligations of Borrower and Parent enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

   11.4  No  Defenses.   Borrower  and  Parent  have  no  defenses  to  payment,
counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

   Section 12.  Miscellaneous.

   12.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and Banks prior thereto, and agree that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

   12.2 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

   12.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

   12.4 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until counterparts hereof have been executed by the parties specified in Section 5 hereof.
Facsimiles shall be effective as originals.

   12.5 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   12.6 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

   IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                              BORROWER:
                              ---------

                              DENBURY MANAGEMENT, INC.,
                              a Texas corporation



                              By:
                                 -----------------------------------
                              Gareth Roberts
                              President and Chief Executive Officer



                              By:
                                 -----------------------------------
                              Phil Rykhoek
                              Chief Financial Officer and Secretary

                              PARENT:
                              -------

                              DENBURY RESOURCES, INC., a corporation
                              incorporated under the Canadian Business
                              Corporations Act



                              By:
                                 -----------------------------------
                              Gareth Roberts
                              President and Chief Executive Officer



                              By:
                                 -----------------------------------
                              Phil Rykhoek
                              Chief Financial Officer and Secretary

                              ADMINISTRATIVE AGENT:
                              ---------------------

                              NATIONSBANK, N.A.,
                              successor by merger to
                              NationsBank of Texas, N.A.


                              By:
                                 -----------------------------------
                              Scott Fowler
                              Vice president


                              BANKS:
                              ------

                              NATIONSBANK, N.A.,
                              successor by merger to
                              NationsBank of Texas, N.A.


                              By:
                                 -----------------------------------
                              Scott Fowler
                              Vice president

                              BANKBOSTON, N.A.


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              BANK ONE, TEXAS, N.A.


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              CHRISTIANAIA BANK, OG KREDITKASSE ASA


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              BANQUE PARIBAS


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              CREDIT LYONNAIS - NEW YORK BRANCH


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              WELLS FARGO BANK (TEXAS), N.A.


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------

                              NATEXIS BANQUE BFCE


                              By:
                                 -----------------------------------
                            Name:
                                 -----------------------------------
                           Title:
                                 -----------------------------------